EX-99.B-77Q1(a)(d)

                               UNITED FUNDS, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)
                    Articles Supplementary filed by EDGAR on September 16, 1999, as Exhibit EX-99.B(a)ufartsup to Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A (incorporated by reference herein).